UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                  1-11151                76-0364866
-------------------------------        -------         -------------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)         Number)           Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas         77042
---------------------------------------------------------------      ----------
    (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On October 27, 2005, U.S. Physical Therapy, Inc. (the "Company") reported its results for the third quarter and nine months ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The press release contains certain non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC. The non-GAAP financial measures contained in the presentation include presentation of results excluding gain related to sold clinics and certain costs related to CEO severance and recruiting fees. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results because the excluded amounts were material in amount and generally non-recurring in nature and did not occur in the current periods.

Item 7.01 Regulation FD Disclosure.

On October 27, 2005, the Company updated its financial presentation located on its website. A copy of the presentation may be accessed on the Company's website, www.usph.com.

The presentation contains certain non-GAAP financial measures as defined under Regulation G of the rules and regulations of the SEC. The non-GAAP financial measure contained in the presentation includes a presentation of EBITDA. EBITDA equals net income before interest, taxes, amortization and depreciation expense. See the addendum included in the presentation for a reconciliation of net income to EBITDA. Management believes providing this non-GAAP financial information to investors is useful information for comparing the Company's period-to-period results.

Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filings by the Company under such Act or the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits            Description of Exhibits
--------            -----------------------

99.1 Registrant's press release dated October 27, 2005 announcing financial results for the third quarter and nine months ended September 30, 2005.*

*Furnished herewith.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. PHYSICAL THERAPY, INC.


Dated: October 27, 2005             By:  /s/ LAWRANCE W. MCAFEE
                                         ------------------------
                                               Lawrance W. McAfee
                                             Chief Financial Officer
                                (duly authorized officer and principal financial
                                             and accounting officer)


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                                INDEX TO EXHIBITS

EXHIBIT             DESCRIPTION OF EXHIBIT
-------             ----------------------

99.1                Press Release dated October 27, 2005.*

* Furnished herewith